To Our Shareholders,

   We are pleased to provide you with the semi-annual report for the Legg Mason Global Trust, comprised of the Global Government Trust, International Equity Trust and Emerging Markets Trust for the six months ended June 30, 1999.

   Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for the first half of 1999 and the investment outlook. The Funds' total returns in various periods since their inceptions are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   During 1998 and into 1999, focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   For several operational reasons, we have changed the ordinary income dividend and capital gain distribution payment schedules for these funds. Our new schedule is to make capital gain distributions, if any, in June and December. As a result, no dividends or distributions were paid by Emerging Markets. Global Government paid a short-term capital gain distribution of $0.08 per share to shareholders of record on June 16, 1999. International Equity paid an ordinary income dividend of $0.05 per share to shareholders of record on June 2, 1999.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                    Sincerely,


                                    /s/ Edward A. Taber, III
                                    ----------------------------
                                    Edward A. Taber, III
                                    President

August 6, 1999

Portfolio Managers' Comments
Global Government Trust

Market Overview

   Year-to-date bond market performance for the various global fixed income sectors looks like a mirror image of 1998 results. While the sovereign bond sector (U.S. and globally) was the top performer of 1998, and emerging market debt was the worst performer, so far in 1999 the reverse is true. Emerging market debt and high yield bonds, the riskier sectors that suffered sharply in the currency and liquidity crises of 1998, have had the strongest performance in the global fixed income market through the first half of the year.

   As fears of an overheating economy resurfaced in the U.S. late in the first quarter, global markets suffered in anticipation of the Fed's reversal of the emergency monetary policy measures exercised last year. Indeed, the Fed did raise target short-term rates in the U.S. at the end of the half, but tempered the move with comments which implied that it was unlikely that multiple additional hikes, if any, would be necessary.

   Bond markets in Europe sold off sharply despite a 0.5% repo cut and economic releases painting a picture of a mild uptick in activity, but with no inflationary consequences. This was partly due to concerns over political leaders, indifference to the weakness of the Euro currency, and expectations that fiscal slippage is likely to occur in the future.

   Early in the year, Brazil became the latest emerging economy to turn to the International Monetary Fund, and subsequently devalued their currency. Later in the second quarter, indiscriminate political commentary in Argentina caused a scare. Asia, however, has recovered sharply, the primary cause of the sector's sharp rebound.

   Japan remains an enigma, with anecdotal evidence and monthly economic reports pointing to a sluggish economy despite the first quarter GDP posting a surprisingly strong 7.9% annualized growth, with strength in both the private and public sector components. Japan outperformed all other markets in the first half, underpinned by continued repatriation of capital.

   The dollar remained strong versus all major currencies as growth remains steady and equity valuations high. Signs of life in the Japanese economy lead to a strengthening yen.

Fund Performance

   Our first half investment strategies produced mixed results. Globally, sovereign bonds were poor performers over the period, in aggregate posting negative returns.

   The Fund's small exposure to emerging market debt contributed to performance as these securities, which began a recovery at the end of the first quarter, became the best performing sector of the global fixed income market over the second quarter.

   Positive strategies included a small allocation to Greek securities--convergence trade. Issue selection in the corporate sector also added to performance.

   We continued to be heavily underweighted in Japanese government bonds, which was detrimental to performance since, although yields retracted some of the spread narrowing that occurred in the first quarter, Japanese bonds still outperformed other major bond markets.

Currency

   We adopted an overweight duration position in longer-dated European securities prior to reversing this move midway through the quarter as the U.S./Europe spread widened and stronger European growth became a real possibility.

   The Fund posted a negative return of 8.65% for the six months ended June 30, 1999. While the strong performance of the emerging market sector and exposure to the Japanese market helped to mitigate the losses somewhat, the Fund was positioned to benefit from falling yields. Instead, while global inflation remained nonexistent, market focus was on growth without regard to the lack of accompanying inflation. The return for the benchmark Salomon Brothers World Government Bond Index was -7.17%.

Market Commentary and Outlook

   Inflation and Fed tightening hysteria have risen this year even as the dollar continues its climb to a ten-year high against the vast majority of the world's currencies. U.S inflation is likely to remain very low, with deflation the more relevant risk, and the U.S. economy is likely to slow gradually. The Fed is likely to remain on hold near term, and to eventually resume a policy of easings as the economy slows or deflation risks mount.

   The great difficulty we face today is balancing our belief that the inflation fundamentals remain very bullish for bonds with the recognition that healthy economic growth fundamentals have become antagonistic. The near-term direction of rates will depend on whether the U.S. economy grows by more than the Federal Reserve feels comfortable with, but the long-term direction should be dictated by the continuing evidence of tight money and low inflation.

   In the Eurozone, supportive bond fundamentals such as low inflation and sub-trend growth will continue to be undermined by Euro weakness. We anticipate peripheral European bond markets to resume their convergence to core markets.

   Looking forward, it is unlikely that the Euro will continue to experience the depreciation endured so far this year, especially as European economies are exhibiting signs of recovery and exporters are now in a much more advantageous position to gain market share.

   Technically, the U.K. only narrowly avoided recession, with first quarter GDP registering a rise of 0.1% over the previous quarter. The trend is for an improvement in both the external and domestic environments. Although base rates declined by 0.5% in the second quarter to 5.0%, which is low by historical standards, we expect the Bank of England to ease monetary policy as inflation falls to the lower end of the target range.

   The Japanese economy has stabilized, but with low capacity rates and inventory overhangs, the likelihood for growth remains flat throughout the year and the risk is skewed toward another bout of weakness. As the Bank of Japan has frequently stated, until deflationary pressures abate, the zero interest rate policy currently in place will be maintained.

Strategy

   Consistent with this view, we anticipate remaining overweight duration and barbelled term structure exposure in the dollar bloc countries in anticipation of a further decline in yields. In Europe, very attractive fundamentals are overwhelmed by the weakness of the Euro and by market fears of a relaxation of tight fiscal discipline. We will therefore remain underweight in terms of duration in preference to the dollar bloc. We will target an overweight position in Sweden, Denmark and Greece in anticipation of the resumption of convergence trends.

   We will remain underweight in Japan while better value exists in other sectors. Although the front end will be anchored by extremely low rates, increased bond supply and economic recovery concerns will conspire to pressure longer-dated bond yields higher.

   In terms of currency exposure, we plan to remain neutral until strong evidence of a change in growth patterns emerges with opportunistic exposure to noncore European currencies.

   Fundamentals point to a likely disinversion of the U.K. yield curve, with the long end benefiting from strong institutional demand and low supply. For this reason as well as continued declining inflation, we will target a barbelled exposure in the U.K. as short bonds now anticipate Bank of England tightening.



                                                Western Asset Management Company

August 9, 1999

Portfolio Managers' Comments
International Equity Trust

Performance

   The year-to-date return for the International Equity Trust was +1.2%, compared with +4.0% for the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

   EAFE index returns showed a divergence between the Pacific region which rallied, up 21.9% for the year to date, and Europe which declined 2.3% for the period. Most of the Fund's performance shortfall relative to the index was due to the underweighted position in Japan from the beginning of the period. The Japanese market outperformed the index, up 20.8% for the year to date.

   The Fund began the year with a weighting of approximately 8% in Japan compared with 21% for the index because we found that on most measures of value, earnings growth, cash flow and earnings revisions, Japanese stocks were overpriced compared with other international opportunities. During the first quarter, the effect of government stimulation in Japan began hitting the economic numbers, upgrading the economy from very negative to less negative, but boosting investor confidence nevertheless. We bought selectively in Japan as we expected the effect of government stimulation to wear off.

   In the second quarter, a sea change in expectations took place in Japan, as outlined in the Market Overview which follows. We accelerated building up the Fund's holdings based on improving factors in our country model, particularly earnings expectations revisions, which have now turned positive. By the end of the second quarter, the Fund's weight in Japan was 20.2%, compared with 24.1% for the index.

   In contrast, at the beginning of the year we found valuations in continental European countries compelling. Stock selection in a number of markets was positive for the Fund, including Italy, Sweden, Switzerland, Austria and Belgium. While we continued to underweight the U.K., we believe the Fund had positive stock selection in this market for the year to date.

   The Fund's exposure to emerging markets, although minimal, added value--including Turkey, Korea, Israel and Mexico, all of which saw strong returns for the six months. In addition, there was a small positive return for our active hedging program.

Market Overview

   Japan has now seen a convergence of good news. The government released surprisingly positive GDP numbers, the pace of restructuring picked up sharply at the corporate level, the recovery in Asia was confirmed, and China aggressively moved to reflate.

   The first quarter GDP figure was probably slightly inflated for political reasons but the "feel good" factor it created had a substantial impact. Sentiment improved, driven by a consumption pick-up in metropolitan Tokyo, public sector spending filtering down to the support industries, and a better export outlook.

   The restructuring announced by Sony at the end of the first quarter set the pace for corporate Japan to announce plans to reduce the cost base by reducing head counts, disposals, mergers and outsourcing, although it will take time for the positive effects to flow through.

   There is still a caveat on Japan: the market remains expensive and the state of government finances remains fragile. Debt as a percent of nominal GDP exceeds 120% with a substantial portion of the population now moving towards retirement, which will hit on both sides--lower tax income and a heavy strain on the social welfare budget.

   In Europe, EMU was initiated at the beginning of the year with much fanfare and the promise of a "New Era." More recently, inherent contradictions in the EMU arrangement came to light, as it appears France and Italy will not meet fiscal targets for the coming year as specified by the Maastricht criteria. The Euro, which started its life full of promise at 1.17 to the U.S. dollar, appears to be marching inexorably towards par value.

   The U.K.'s entry into the EMU appears to be at least two years away. Conflicting political views in the U.K. and the relative overvaluation of the currency make it unlikely that sterling will enter the EMU early. Although inflation remains the primary focus of rate-setting policy, sterling strength should help depress inflation. Further rate cuts are possible with the continued reduction in inflation. This would benefit the market, which is the only major European market to have an inverted yield curve.

Strategy

   We emphasize stock selection, with a secondary focus on country and regional selection. Our disciplined investment process remains oriented towards long-term measures of value and growth. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market or region, based on which attributes we feel are most predictive of excess return. We maintain a balance among size, sector and country for the Fund within Japan, continental Europe and the U.K. through the combination of sector scoring and portfolio construction rules.

   For Japan, the combination of a further supplementary budget and the recovery in Asia should come together to show positive second half GDP growth, which should lead to earnings expectations being further upgraded. The country rating for Japan remains positive as earnings growth expectations are accelerating.

   Our research indicates that Continental Europe currently represents fair investment value. While the region appears cheap on earnings measures, its attractiveness is offset by the sluggishness of economic growth, as represented by our estimate revision measures. We decreased the Fund's exposure to smaller stocks in favor of the larger "blue chip" names. We currently have a less favorable ranking for the U.K. market, due to a combination of a neutral value, growth and technical ratings.

   Looking ahead, we believe the Fund is well positioned, with better value than the benchmark and better growth potential. The Fund has a forward P/E of 15.9x compared with 22.8x for the index, a 2-year growth rate of 18.9% compared with 16.9%, and a growth-to-P/E ratio of 1.2x compared with 0.7x for the index. We feel that the Fund is well diversified across countries and industries.



                                         Batterymarch Financial Management, Inc.

August 5, 1999

Portfolio Managers' Comments
Emerging Markets Trust

Performance

   The Emerging Markets Trust year-to-date return was 49.6%,(1) compared with 39.9% for the Morgan Stanley Capital International Emerging Markets Free ("EMF") Index. The Lipper average for emerging markets funds for the period was 34.6%. Over the longer term, the Fund's average annual total return since inception in May 28, 1996, to June 30, 1999, was 1.4%, compared with -3.7% for the EMF Index.

   The Fund's excellent performance for the six-month period was due to positive stock selection and to country and regional allocations. Exposure to Asia was the driving force behind the portfolio's performance as this region significantly outperformed the EMF Index, up 55.4% for the period. The Fund outperformed through positive stock selection throughout the region, including India, Thailand, Hong Kong, China, Korea, Taiwan, and Malaysia. In addition, the Fund's overweighted positions in China and Malaysia added value.

   In Latin America, the Fund benefited from positions in Brazil and Mexico, as well as the underweighting in the smaller markets. The region was up 31.0%, led by Mexico, up 52.3% for the period, and Chile, up 28.7%.

   The underweight in the Europe, Middle East, Africa region also benefited the Fund as the return for this region lagged the EMFIndex, up 29.0%. Stock selection in South Africa and Turkey was positive. Russia was the best performing market for the MSCI EMF Index in the period, up 133.7% after having been sold down to unsustainably low levels.

Market Commentary

   Expectations for economic and corporate earnings growth in Latin America bottomed during the second quarter, with Brazil and Mexico both announcing better-than-expected numbers. Valuations in Latin America remain at substantial discounts to those in other emerging market regions. We will continue to focus on the larger markets and the more liquid stocks.

   The increase in U.S. interest rates and a return to a neutral bias was well received by Latin markets and may signal a continued favorable environment for equities. If the tightening is gradual, Latin markets should continue to perform well, although momentum will have to come from continued signs of economic improvement and expectations for earnings growth, not only from interest rate declines and multiple expansion.

   We continue to favor Brazilian companies due to extremely low valuations, expectations for a stronger-than-anticipated economy in the wake of the first quarter's devaluation, and earnings growth based on both economic strength and efficiency improvements. Continued support for equity prices should result from declining interest rates and increased funds flow into equities from abroad and from domestic fixed income investments.

   In Asia, the consensus forecast had expected the recession to have a protracted U-shape; it became clear that a V-shape recovery was actually underway. The markets of Asia that were least affected by

--------------
(1) Excluding the 2% redemption fee assessed on shares redeemed within one year of purchase.

the crisis--Taiwan, the Philippines and Hong Kong -- were the laggard markets as investors rushed to gain exposure to the recovery potential of the "crisis economies."

   Liquidity is abundant throughout the region as interest rates have fallen to record low levels. In China, deflation had become deeply rooted as the government struggled to reform its state-owned enterprises. The government attempted to reflate a number of times in the past year, but the Asian crisis hindered its effectiveness; in recent weeks the size and scope of their efforts dramatically increased, including interest rate cuts. Stock markets in China reacted very positively.

   While Asian markets have been strong, there is the opportunity for further re-rating as earnings growth comes in stronger than expected. The leadership in Asian markets in the second half of 1999 is likely to move away from the interest-sensitive sectors into those sectors experiencing accelerated profit growth potential. The Fund's focus will be on the domestic consumption plays.

   We continue to look for opportunities throughout the Europe, Middle East and Africa regions. An example is Turkey, where the passage of key reforms in banking and now social security, together with a low wage increase for the second half of 1999, suggests that this government is capable of introducing tough measures to tackle key issues in line with International Monetary Fund recommendations. In addition, the outlook for Poland and Hungary appears positive on the resumption of Western European growth.

Strategy

   Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

   In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

   Emerging markets continue to offer attractive valuations and are under-represented in institutional portfolios. Concerns about rising U.S. short-term interest rates may increase volatility and risk aversion in emerging markets. Latin America is more vulnerable than Asia to the U.S. environment due to higher capital needs, proximity and trade links, particularly for Mexico. Furthermore, an important leg of the bull case for Latin America is continued domestic rate reductions, especially in Brazil, which become more difficult in the context of rising U.S. rates.

   We feel the Fund is well diversified across industry sectors and invested in 26 markets. At the end of June, the most overweighted markets relative to the benchmark were Malaysia and China; the most underweighted were Taiwan and South Africa.

   Looking ahead, we believe the Fund has a forward P/E of 10.8x compared with 14.2x for the benchmark. The emerging markets index has a growth-to-P/E ratio of 1.6x, which is very attractive compared with other investment alternatives. The Fund's growth-to P/E ratio is even more attractive, at 2.6x.


                                         Batterymarch Financial Management, Inc.

August 5, 1999

  Performance Information
  Legg Mason Global Trust, Inc.

Total Return for One and Five Years and Life of Funds, as of June 30, 1999

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The International Equity Trust has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

     The Funds' total returns as of June 30, 1999, were as follows:


                                     Global       International      Emerging
                                   Government        Equity           Markets
                                    Trust(A)        Trust(B)        Trust(C,D)
  ------------------------------------------------------------------------------
  Average Annual Total Return
     One Year                         -0.07%         -7.03%          +24.82%
     Five Years                       +5.78            N/A              N/A
     Life of Fund                     +5.30          +8.13            +1.44

  Cumulative Total Return
     One Year                         -0.07%         -7.03%          +24.82%
     Five Years                      +32.45            N/A              N/A
     Life of Fund                    +37.80         +40.69            +4.51
  ------------------------------------------------------------------------------
  (A) Inception of Global Government Trust -- April 15, 1993.
  (B) Inception of International Equity Trust -- February 17, 1995.
  (C) Inception of Emerging Markets Trust -- May 28, 1996.
  (D) Returns do not include the 2.0% redemption fee assessed on shares redeemed within 12 months of purchase.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 1999  (Unaudited)

International Equity Trust

                               % of Net
                                Assets        Value
----------------------------------------------------
                                              (000)
Aerospace                         0.8%     $  2,097
Agriculture/Food                  1.0         2,466
Air Transport                     1.5         3,817
Aluminum                          0.2           407
Apparel/Textiles                  0.5         1,341
Banks                            12.5        31,660
Business Machines                 0.9         2,194
Chemicals                         3.6         9,168
Construction                      4.4        11,092
Consumer Durables                N.M.           106
Containers                        1.2         3,059
Cosmetics                         0.6         1,573
Drugs/Medicine                    3.7         9,308
Electric Utilities                1.6         4,147
Electronics                       8.9        22,699
Entertainment and Leisure         0.8         2,014
Finance                          10.7        27,135
Food, Beverage and Tobacco        2.5         6,271
Forest Products                   0.4         1,043
Gas Utilities                     1.8         4,651
Insurance                         5.2        13,106
Iron and Steel                    0.4           955
Miscellaneous                     0.6         1,499
Motor Vehicles                    4.8        12,282
Non-Ferrous Metals                2.3         5,655
Oil Distribution                  5.7        14,521
Paper                             1.2         3,033
Photo/Optical                     0.3           783
Producer Goods                    1.6         4,083
Publishing                        1.3         3,220
Railroads/Transit                 1.6         4,131
Real Estate                       1.2         3,139
Retail (Non-Food)                 1.1         2,812
Services                          2.2         5,643
Telecommunications                7.6        19,228
Tire and Rubber                   1.3         3,187
Trucking/Freight                  0.7         1,878
Short-term Investments            0.7         1,794
                                -----      --------
Total Investment Portfolio       97.4       247,197
Other Assets Less Liabilities     2.6         6,547
                                -----      --------
NET ASSETS                      100.0%     $253,744
                                =====      ========

N.M. -- Not meaningful.


Emerging Markets Trust

                              % of Net
                               Assets        Value
----------------------------------------------------
                                             (000)
Aerospace                         1.1%      $   810
Agriculture/Food                  0.1            59
Air Transport                     0.7           518
Apparel/Textiles                  0.6           439
Banks                             9.3         6,887
Business Machines                 6.8         5,014
Chemicals                         2.1         1,531
Coal and Uranium                  1.8         1,372
Construction                      2.4         1,774
Consumer Durables                 1.8         1,344
Domestic Oil Reserves             2.4         1,783
Drugs/Medicine                    1.6         1,156
Electric Utilities                4.0         2,942
Electronics                       3.2         2,360
Entertainment and Leisure         0.5           407
Finance                           7.2         5,369
Food, Beverage and Tobacco        2.6         1,948
Forest Products                   0.6           484
Gas Utilities                     4.2         3,079
Hotel/Restaurant                  0.4           326
Insurance                         3.9         2,873
Iron and Steel                    2.5         1,841
Media                             2.4         1,761
Miscellaneous                     3.4         2,511
Motor Vehicles                    6.2         4,596
Non-Ferrous Metals                0.3           262
Real Estate                       0.4           307
Retail (Non-Food)                 1.4         1,057
Soap/Housewares                   0.7           492
Telecommunications               18.6        13,771
Water Transport                   0.2           125
Short-Term Investments            5.1         3,763
                                -----       -------
Total Investment Portfolio       98.5        72,961
Other Assets Less Liabilities     1.5         1,099
                                -----       -------
NET ASSETS                      100.0%      $74,060
                                =====       =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

Global Government Trust

                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
      ---------------------------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 96.7%

      Australian Dollar -- 5.2%
      Commonwealth of Australia                     7.50%            9/15/09         AUD         7,150         $ 5,152
                                                                                                               -------

      British Sterling -- 8.8%
      Luxfer Holdings Plc                           10.125%          5/1/09          GBP           300             468(A)
      Telewest Communications PLC                   0%               4/15/09                       450             459(A,B)
      United Kingdom Treasury Stock                 5%               6/7/04                      3,300           5,135
      United Kingdom Treasury Stock                 9%               10/13/08                      600           1,198
      Welcome Break Financial PLC                   8.284%           9/1/17                        800           1,478
                                                                                                               -------
                                                                                                                 8,738
                                                                                                               -------

      Danish Krone -- 10.9%
      Kingdom of Denmark                            6%               11/15/02        DKK        15,000           2,209
      Kingdom of Denmark                            6%               11/15/09                   45,700           6,875
      Nykredit                                      6%               10/1/29                     8,791           1,162
      Unikredit Realkredit                          6%               10/1/29                     3,881             513
                                                                                                               -------
                                                                                                                10,759
                                                                                                               -------

      Euro -- 17.5%
         Germany -- 10.6%
         Deutsche Bundesobligation                  5.125%           11/21/00        EUR         2,965           3,142
         Deutsche Bundesrepublik                    4.75%            7/4/08                      7,000           7,330
                                                                                                               -------
                                                                                                                10,472
                                                                                                               -------
         Great Britain -- 0.7%
         Colt Telecom Group                         7.625%           7/31/08                       750             394
         Esprit Telecom Group plc                   11.50%           12/15/07                      600             334
                                                                                                               -------
                                                                                                                   728
                                                                                                               -------

         Italy -- 2.0%
         Buoni del Tesoro Poliennali                4.75%            5/1/03                      1,919           2,040
                                                                                                               -------

         Luxemburg -- 0.6%
         Geberit International SA                   10.125%          4/15/07                     1,000             585
                                                                                                               -------

         Netherlands -- 0.6%
         Netia Holdings, B.V.                          11%           11/1/07                     1,650             539(A,B)
                                                                                                               -------
         United States -- 3.0%
         American Standard Inc.                     7.125%           6/1/06                        800             824
         Huntsman ICI Chemicals LLC                 10.125%          7/1/09                      1,100           1,141(A)
         Tokheim Corporation                        11.375%          8/1/08                        500             481(A)
         Viatel Incorporated                        11.50%           3/15/09                       500             536
                                                                                                               -------
                                                                                                                 2,982
                                                                                                               -------
                                                                                                                17,346
                                                                                                               -------

Legg Mason Global Trust, Inc.

Global Government Trust -- Continued

                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
      ---------------------------------------------------------------------------------------------------------------------
      Greek Drachma -- 5.3%
      Hellenic Republic                             8.60%            3/26/08         GRD       1,440,000       $ 5,260
                                                                                                               -------

      Hungarian Forint -- 1.2%
      Government of Hungary                         16%              4/12/00         HUF         274,000         1,141
                                                                                                               -------

      New Zealand Dollar -- 2.6%
      New Zealand Government                        10%              3/15/02         NZD           4,400         2,581
                                                                                                               -------

      South African Rand -- 1.5%
      Republic of South Africa                      13%              8/31/10         ZAR          10,000         1,463
                                                                                                               -------

      Swedish Krona -- 3.0%
      Statens Bostadsfinansier                      5.50%            10/15/03        SEK          25,000         2,983
                                                                                                               -------

      Turkish Lira -- 1.1%
      Republic Of Turkey                            0%               2/9/00          TRL     730,000,000         1,084(C)
                                                                                                               -------

      United States Dollar -- 39.6%
         Asset-Backed Security -- 0.5%
         Contimortgage Home Equity Loan Trust       6.42%            4/25/14         USD             540           539
                                                                                                               -------

         Corporate Bonds and Notes -- 6.1%
         American Axle & Manufacturing
          Holdings, Inc.                            9.75%            3/1/09                           10            10(A)
         American Standard Inc.                     8.25%            6/1/09                          250           249
         IBJ Preferred Capital Corp. LLC            8.79%            12/29/49                        500           417(A,D)
         Interamericas Communications               14%              10/27/07                        500           335
         J. L. French Automotive Casting            11.50%           6/1/09                          100           102(A)
         Lyondell Chemical Company                  9.625%           5/1/07                          250           256(A)
         NEXTLINK Communications
           Incorporated                             10.75%           6/1/09                          250           255
         NTL Incorporated                           10.75%           4/1/08                          500           528(B,D)
         Petroleos Mexicanos                        8.85%            9/15/07                       2,370         2,133(A,D)
         Petroleos Mexicanos                        9.50%            9/15/27                         470           400(A,D)
         Resolution Funding Corporation             0%               10/15/19                      3,200           835(C)
         SB Treasury Company LLC                    9.40%            12/29/49                        500           491(A,D)
                                                                                                               -------
                                                                                                                 6,011
                                                                                                               -------

                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
      ---------------------------------------------------------------------------------------------------------------------
         U. S. Government and Agency Obligations -- 23.3%
         Fannie Mae                                 6.50%            7/1/29          USD         2,400         $ 2,315(E)
         United States Treasury Bonds               6.375%           8/15/27                     7,110           7,286
         United States Treasury Bonds               3.625%           4/15/28                       514             485(F)
         United States Treasury Bonds               5.25%            2/15/29                     7,640           6,864
         United States Treasury Notes               5.75%            4/30/03                     3,900           3,907
         United States Treasury Notes               3.625%           1/15/08                     2,266           2,201(F)
                                                                                                               -------
                                                                                                                23,058
                                                                                                               -------
         Foreign Governments -- 9.7%
         Federal Republic of Brazil                 11.625%          4/15/04                       540             502
         Kingdom of Morocco                         6.063%           1/1/09                      1,836           1,469(D)
         Republic of Argentina                      11.75%           4/7/09                      2,560           2,304(D)
         Republic of Panama                         9.375%           4/1/29                        350             329(D)
         Republic of South Korea                    8.875%           4/15/08                     1,000           1,049(D)
         State of Qatar                             9.50%            5/21/09                     1,000           1,012(A,D)
         United Mexican States                      10.375%          2/17/09                       700             707(D)
         United Mexican States                      11.50%           5/15/26                     1,590           1,742(D)
         United Mexican States                      11.50%           5/15/26                       230             251(D)
         Vnesheconombank                            6.063%           12/15/15                       25               4(D,G)
         Vnesheconombank                            6.063%           12/15/20                    1,500             184(D,G)
                                                                                                               -------
                                                                                                                 9,553
                                                                                                               -------
      Total Long-Term Debt Securities (Identified Cost-- $101,157)                                              95,668
      ---------------------------------------------------------------------------------------------------------------------
Warrants(H) -- N.M.

      United States Dollar -- N.M.
      Republic of Argentina                                                                       1 wt               1
                                                                                                               -------
      Total Warrants (Identified Cost-- $23)                                                                         1
      ---------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 9.0%
      Foreign Currency Options -- 0.2%
         Danish Krone -- N.M.
         Denmark Government Bond Put, July 99,
           strike price DKK 106.67                                                              22,850(I)           32
                                                                                                               -------

         Euro -- N.M.
         Euro Call/Dollar Put, July 99,
           strike price $1.06                                                                   50,000(I)           16
         Euro Call/Sterling Put, December 99,
           strike price GBP .6625                                                                7,000(I)           19
                                                                                                               -------
                                                                                                                    35
                                                                                                               -------

Legg Mason Global Trust, Inc.

Global Government Trust -- Continued

                                                                                    Currency      Par          Value
      ---------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- Continued
         Greek Drachma -- 0.1%
         Greece Federal Republic Bond Put, July 99,
           strike price GRD 117.15                                                             970,000(I)     $     71
                                                                                                              --------

         Japanese Yen -- 0.1%
         Japan Government Bond Call,
           August 99, strike price JPY 102.27                                                  630,000(I)           24
           Yen Call/Euro Put, September 99,
              strike price JPY120                                                               50,000(I)           39
           Yen Call/Sterling Put, December 99,
              strike price JPY168                                                               14,000(I)           12
                                                                                                              --------
                                                                                                                    75
                                                                                                              --------
      Repurchase Agreement -- 8.8%
      Merrill Lynch Government Securities, Inc.
        4.95%, dated 6/30/99, to be repurchased
        at $8,674 on 7/1/99 (Collateral: $8,675
        Fannie Mae medium-term notes,
        7.79%, due 9/27/06, value $9,023)                                            USD         8,673           8,673
                                                                                                              --------
      Total Short-Term Investments (Identified Cost -- $9,012)                                                   8,886
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 105.7% (Identified Cost -- $110,192)                                                104,555
      Other assets less liabilities -- (5.7)%                                                                   (5,683)
                                                                                                              --------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to
        10,941 shares outstanding                                                             $112,265
      Overdistributions of net investment income                                                (1,640)
      Accumulated net realized loss on investments and currency                                 (5,793)
      Unrealized depreciation of investments and currency transactions                          (5,960)
                                                                                              --------
      NET ASSETS -- 100.0%                                                                                    $ 98,872
                                                                                                              ========
      NET ASSET VALUE PER SHARE                                                                                  $9.04
                                                                                                                 =====

                                                                               Expiration          Actual    Appreciation/
                                                                                  Date            Contracts (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
      Options Written(J)
      U.S. Treasury Bond Futures Call, Aug 99, strike price $117.00                 July 99           8           N.M.
      U.S. Treasury Note Futures Call, Sept 99, strike price $108.50              August 99           4          $  (2)
      U.S. Treasury Note Futures Call, Sept 99, strike price $110.00              August 99           5           N.M.
      U.S. Treasury Bond Futures Call, Sept 99, strike price $118.00              August 99           7              2
      U.S. Treasury Bond Futures Call, Dec 99, strike price $116.00             November 99           8             (3)
      U.S. Treasury Bond Futures Call, Dec 99, strike price $120.00             November 99          11              1
      U.S. Treasury Bond Futures Put, Sept 99, strike pricee $114.00              August 99           2              1
                                                                                                                 -----
                                                                                                                 $  (1)
                                                                                                                 -----
      Futures Contracts Purchased(J)
      U.S. Treasury Bond Futures                                               September 99           2          $   2
                                                                                                                 -----

      Futures Contracts Written(J)
      U.S. Treasury Bond Futures                                               September 99           4          $  (5)
                                                                                                                 -----
      ---------------------------------------------------------------------------------------------------------------------

      (A) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors. These securities represent 7.8% of net assets.
      (B) Stepped coupon security -- A bond which amortizes to par by a specific date, at which time it begins to accrue interest or pay dividends.
      (C) Zero-Coupon Bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
      (D) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
      (E) When-issued security -- Security purchased on a delayed-delivery basis. Final settlement amount and maturity date have not yet been announced.
      (F) United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
      (G) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of June 30, 1999.
      (H) Non-income producing.
      (I) This represents the actual number of contracts.
      (J) Options and futures are described in more detail in the notes to financial statements.
      N.M. - Not meaningful.

      See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.7%

      Australia -- 3.5%
      Amcor Ltd.                                                                 193          $  1,071
      Australia & New Zealand Banking Group Limited                              137             1,009
      Comalco Limited                                                             94               407
      Commonwealth Bank of Australia                                              41               646
      GIO Australia Holdings Limited                                             218               531
      John Fairfax Holdings Limited                                              162               481
      National Australia Bank Limited                                            124             2,053
      Newcrest Mining Limited                                                    190               426(A)
      Pacific Dunlop Limited                                                     487               702
      Qantas Airways Limited                                                     499             1,645
                                                                                              --------
                                                                                                 8,971
                                                                                              --------
      Austria -- 2.1%
      Bank Austria AG                                                             47             2,492
      OMV AG                                                                      24             2,148
      Va Technologie Ag                                                            7               616
                                                                                              --------
                                                                                                 5,256
                                                                                              --------

      Belgium -- 1.8%
      Compagnie Benelux Paribas SA                                                35             2,339
      Dexia Belgium                                                                9             1,280
      Fortis AG                                                                   30               933
                                                                                              --------
                                                                                                 4,552
                                                                                              --------

      Brazil -- 0.5%
      Tele Norte Leste Participacoes S.A. ADR                                     73             1,296
                                                                                              --------

      Finland -- 0.8%
      Kesko Oyj                                                                   40               531
      Metsa-Serla Oyj                                                            177             1,507
                                                                                              --------
                                                                                                 2,038
                                                                                              --------

      France -- 10.4%
      AGF (Assurances Generales de France)                                        26             1,242
      Axa                                                                         12             1,476
      Banque Nationale de Paris (BNP)                                             19             1,608
      Bollore Technologies SA                                                      7             1,206
      Bouygues Offshore S.A.                                                      18               553
      Ciments Francais                                                            31             1,959
      Elf Aquitaine SA                                                            18             2,611

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
      France -- Continued
      Eridania Beghin-Say SA                                                       1          $    172
      France Telecom S.A.                                                         32             2,386
      Groupe GTM                                                                  13             1,351
      Lafarge SA                                                                  21             1,958
      PSA Peugeot Citroen                                                         12             1,908
      Sanofi-Synthelabo SA                                                        21               895(A)
      SEITA                                                                       40             2,280
      Societe Generale                                                             6             1,039
      Suez Lyonnaise des Eaux                                                      4               649
      Suez Lyonnaise des Eaux                                                     12             2,188
      Suez Lyonnaise des Eaux - Strip                                             13              N.M.(A)
      Vivendi                                                                     11               883
                                                                                              --------
                                                                                                26,364
                                                                                              --------

      Germany -- 7.2%
      Allianz AG                                                                   2               596
      BASF AG                                                                     28             1,235
      Bayer AG                                                                    58             2,420
      Continental AG                                                              82             1,946
      DaimlerChrysler AG                                                          62             5,351
      Deutsche Lufthansa AG                                                       14               248
      Deutsche Pfrandbrief-und Hypothekenbank AG                                  23             2,105
      Deutsche Telekom AG                                                         26             1,093
      HypoVereinsbank                                                              3               214
      Preussag Ag                                                                 59             3,161
                                                                                              --------
                                                                                                18,369
                                                                                              --------

      Greece -- 0.3%
      Ergo Bank S.A.                                                               7               711
                                                                                              --------

      Hong Kong -- 1.8%
      CLP Holdings Limited                                                       423             2,055
      Innovative International Holdings - Warrants                                70              N.M.(A)
      Peregrine Investment Holdings Limited                                      256              N.M.(B)
      Sun Hung Kai Properties Ltd.                                               276             2,517
                                                                                              --------
                                                                                                 4,572
                                                                                              --------

      India -- 0.2%
      ITC Limited GDR                                                             16               448(C)
                                                                                              --------

      Indonesia -- 0.4%
      PT Indah Kiat Pulp & Paper Corporation Tbk                               2,245             1,037
                                                                                              --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
      Ireland -- 1.7%
      Allied Irish Banks plc                                                     132          $  1,735
      Elan Corporation plc                                                        48             1,384(A)
      Jefferson Smurfit Group Plc                                                289               678
      Kerry Group Plc                                                             41               487
                                                                                              --------
                                                                                                 4,284
                                                                                              --------

      Italy -- 5.8%
      Assicurazioni Generali                                                      30             1,039
      Banca Agricola Mantovana                                                     7                83(A)
      Banca Commerciale Italiana                                                 199             1,454
      Banca Popolare di Bergamo Credito Varesino SpA                              83             1,827
      Banca Popolare di Brescia                                                   47             2,009
      ENI SpA                                                                    353             2,108
      Italmobiliare                                                               25               670
      Mondadori (Arnoldo) Editore SpA                                             61             1,048
      Rolo Banca 1473                                                             38               861(A)
      San Paolo IMI SpA                                                           54               741
      Sirti S.p.A.                                                                55               265
      Telecom Italia Mobile (TIM) SpA                                            246             1,469
      Unicredito Italiano SpA                                                    250             1,097
                                                                                              --------
                                                                                                14,671
                                                                                              --------

      Japan -- 20.2%
      Asahi Chemical Industry Co., Ltd.                                          228             1,265
      Asahi Glass Company, Limited                                               147               954
      Chubu Electric Power Co., Inc.                                              84             1,399
      Chugai Pharmaceutical Co., Ltd.                                             97             1,046
      Citizen Watch Co.                                                          242             2,100
      Dai Nippon Printing Co., Ltd.                                               84             1,344
      Denki Kagaku Kogyo Kabushiki Kaisha                                        533             1,167
      Denso Corporation                                                           74             1,505
      East Japan Railway Company                                                   1             3,063
      Ebara Corporation                                                          117             1,392
      Eisai Company, Ltd.                                                         60             1,186
      Fujikura Ltd.                                                              200               956
      Fujitsu Limited                                                             90             1,812
      Furukawa Electric Co.                                                      449             2,060
      Honda Motor Co., Ltd.                                                       27             1,145
      Jaccs Co., Ltd.                                                             99               453
      Kao Corporation                                                             56             1,574
      Kawasaki Kisen Kaisha Ltd.                                                 683             1,474

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
      Japan -- Continued
      Kishu Paper Co., Ltd.                                                       10          $     21
      Kubota Corporation                                                         305               913
      Maruzen Showa Unyu Co., Ltd.                                                 6                12
      Matsushita Electric Industrial Company, Ltd.                               237             4,604
      Minolta Co., Ltd.                                                           75               384
      Mitsubishi Rayon Company, Ltd.                                             215               613
      Mitsui O.S.K. Lines                                                        189               406
      Nippon Sheet Glass Company Ltd.                                            395             1,407
      Nippon Telegraph & Telephone Corporation (NTT)                            N.M.               489
      Olympus Optical Co., Ltd.                                                   53               784
      Rohm Company Ltd.                                                           18             2,820
      Sharp Corporation                                                          168             1,986
      Shin-Etsu Chemical Co., Ltd.                                                71             2,377
      Sumitomo Realty & Development Co., Ltd.                                    166               623
      Sumitomo Rubber Industries, Ltd.                                            76               538
      Takeda Chemical Industries                                                  26             1,206
      The Bank of Iwate, Ltd.                                                   N.M.                 1
      The Bank of Tokyo-Mitsubishi, Ltd.                                         107             1,524
      The Sailor Pen Co., Ltd.                                                   134               975
      Tokyo Electric Power                                                        65             1,377
      Toyota Motor Corporation                                                    75             2,374
                                                                                              --------
                                                                                                51,329
                                                                                              --------

      Mexico -- 1.0%
      Telefonos de Mexico SA                                                     602             2,426
                                                                                              --------

      Netherlands -- 4.8%
      ABN AMRO Holding NV                                                         29               632
      AEGON N.V.                                                                  20             1,465
      ING Groep N.V.                                                              34             1,832
      Koninklijke (Royal) Philips Electronics N.V.                                24             2,349
      Koninklijke Ahold NV                                                        17               575
      Koninklijke Van Ommeren N.V.                                                30               891
      NBM-Amstelland N.V.                                                         44               796
      Roto Smeets de Boer N.V.                                                     4               126
      Royal Dutch Petroleum Company                                               58             3,402
                                                                                              --------
                                                                                                12,068
                                                                                              --------

      New Zealand -- 0.7%
      Telecom Corporation of New Zealand Limited                                 429             1,838
                                                                                              --------

      Norway -- N.M.
      Ekornes ASA                                                                 14               106
                                                                                              --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
      Portugal -- 1.2%
      BPI-SGPS, SA                                                                54          $  1,133
      Cimpor-Cimentos de Portugal, SGPS, SA                                       76             1,965
                                                                                              --------
                                                                                                 3,098
                                                                                              --------
      Singapore -- 2.0%
      Oversea-Chinese Banking Corporation Ltd.                                    88               734
      Singapore Airlines Ltd.                                                    202             1,923
      TIBS Holdings Limited                                                      589             1,059
      United Overseas Bank Ltd.                                                  184             1,287
                                                                                              --------
                                                                                                 5,003
                                                                                              --------

      South Korea -- 0.7%
      Korea Electric Power Corporation                                            15               608
      Samsung Electronics                                                          9             1,030
                                                                                              --------
                                                                                                 1,638
                                                                                              --------

      Spain -- 3.6%
      Argentaria, Caja Postal y Banco Hipotecario de Espana, SA                   22               507
      Banco Bilbao Vizcaya S.A.                                                   43               617
      Banco Santander Central Hispano, SA                                        286             2,973
      Endesa S.A.                                                                 37               797
      Iberdrola S.A.                                                              74             1,124
      Tabacalera S.A.                                                             89             1,788
      Telefonica S.A.                                                             27             1,318
                                                                                              --------
                                                                                                 9,124
                                                                                              --------

      Sweden -- 1.7%
      Electrolux AB                                                               93             1,940
      Hennes & Mauritz AB (H&M)                                                   54             1,343
      Mo och Domsjo AB                                                            20               455
      Svanska Handelsbanken AB                                                    56               668
                                                                                              --------
                                                                                                 4,406
                                                                                              --------

      Switzerland -- 6.6%
      Credit Suisse Group                                                         24             4,074
      Georg Fischer AG                                                          N.M.               130
      Holderbank Financiere Glarus AG                                              1             1,764
      Nestle SA                                                                    1             1,810
      Novartis                                                                  N.M.               263(A)
      Rieter Holdings Ltd.                                                         1               676
      Schweizerische Ruckvericherungs-Gesellschaft                                 1             1,189
      Swisscom AG                                                                  1               536(A)
      UBS AG                                                                      16             4,804

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
      Switzerland -- Continued
      Verwaltungs-und Privat-Bank AG                                            N.M.          $    151
      Zurich Allied AG                                                             3             1,421(A)
                                                                                              --------
                                                                                                16,818
                                                                                              --------
      Turkey -- 0.8%
      Akbank T.A.S.                                                           44,356               652
      Aksigorta A.S.                                                          20,193               562
      Yapi ve Kredi Bankasi A.S.                                              61,449               888
                                                                                              --------
                                                                                                 2,102
                                                                                              --------

      United Kingdom -- 16.9%
      Abbey National plc                                                          36               670
      Amvescap Plc                                                               108               962
      AstraZeneca Group plc                                                       63             2,417
      Barclays PLC                                                                81             2,359
      Barratt Developments plc                                                    38               211
      BG plc                                                                     337             2,054
      BP Amoco Plc                                                                91             1,637
      British Energy PLC                                                         113               966
      British Telecommunications plc                                             233             3,897
      British Vita plc                                                            25                95
      Centrica plc                                                               847             1,989(A)
      CGU PLC                                                                    121             1,744
      Diageo plc                                                                  75               790
      George Wimpey plc                                                          455             1,084
      Hilton Group plc                                                           508             2,031
      Lex Service plc                                                            190             1,744
      Lloyds TSB Group plc                                                       216             2,937
      Misys plc                                                                   80               680
      National Westminster Bank PLC                                               90             1,897
      PowerGen plc                                                               184             1,979
      Reuters Group PLC                                                           17               222
      Royal Bank of Scotland Group plc                                            95             1,951
      Scottish & Newcastle plc                                                   103             1,073
      Scottish and Southern Energy plc                                            20               203
      SmithKline Beecham Plc                                                      70               914
      Tesco plc                                                                  636             1,650
      Thames Water plc                                                            41               655
      Vodafone Group plc                                                         110             2,156
      WPP Group plc                                                              226             1,911
                                                                                              --------
                                                                                                42,878
                                                                                              --------
      Total Common Stocks and Equity Interests (Identified Cost-- $234,222)                    245,403
      ---------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                                              Shares/Par        Value
      ---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.7%
      Goldman, Sachs & Company
        5%, dated 6/30/99, to be repurchased at
      $1,794 on 7/1/99 (Collateral: $1,984 Fannie
      Mae mortgage-backed securities, 6%, due 2/1/29,
      value $1,862) (Identified Cost-- $1,794)                               $  1,794         $  1,794
      ---------------------------------------------------------------------------------------------------
      Total Investments-- 97.4% (Identified Cost-- $236,016)                                   247,197
      Other assets less liabilities-- 2.6%                                                       6,547
                                                                                              --------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to:
         19,908 Primary Class shares outstanding                             $233,251
              4 Navigator Class shares outstanding                                 50
      Overdistributions of net investment income                               (4,582)
      Accumulated net realized gain on investments
        and currency transactions                                              13,820
      Unrealized appreciation of investments
        and currency transactions                                              11,205
                                                                             --------

      NET ASSETS-- 100.0%                                                                     $253,744
                                                                                              ========
      NET ASSET VALUE PER SHARE:
         PRIMARY CLASS                                                                          $12.74
                                                                                                ======
         NAVIGATOR CLASS                                                                        $12.72
                                                                                                ======
      ---------------------------------------------------------------------------------------------------

      (A)Non-income producing.
      (B)In bankruptcy proceedings and non-income producing.
      (C)Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.2% of net assets.
      ADR - American Depository Receipt.
      GDR - Global Depository Receipt.
      N.M. - Not meaningful.

      See notes to financial statements

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1999 (Unaudited)
(Amounts in Thousands)

Emerging Markets Trust

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 84.3%

      Argentina -- 0.8%
      IRSA Inversiones y Representaciones S.A. GDS                                                10          $   313
      Telefonica de Argentina S.A. ADR                                                            10              307
                                                                                                              -------
                                                                                                                  620
                                                                                                              -------
      Brazil -- 3.6%
      Centrais Electricas Braseiras S.A.                                                      22,900              434
      Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR                                16              299
      Tele Centro Sul Participacoes S.A.                                                          10              527
      Tele Norte Leste Participacoes S.A.                                                         58            1,084
      Telecomunicacoes Brasileiros S.A.                                                        6,247              291(A)
                                                                                                              -------
                                                                                                                2,635
                                                                                                              -------
      Chile -- 0.8%
      Sociedad Quimica y Minera de Chile SA ADR                                                   17              598
      Sociedad Quimica y Minera de Chile SA ADR - Rights                                        N.M.               13(A)
                                                                                                              -------
                                                                                                                  611
                                                                                                              -------

      China -- 7.0%
      Bengang Steel Plates Co., Ltd.                                                           1,000              244
      Brilliance China Automotive Holdings Limited                                               193            2,848
      China East Airline Corporation Limited                                                   2,000              266(A)
      China Southern Airlines Company Limited                                                  1,000              255(A)
      Jiangxi Copper Company Ltd.                                                              2,000              263
      Jilin Chemical Industrial Company Limited                                                5,000              606
      Konka Group Co., Ltd.                                                                      425              474
      Zhejiang Southeast Electric Power Co., Ltd.                                                500              221
                                                                                                              -------
                                                                                                                5,177
                                                                                                              -------
      Croatia -- 0.4%
      Pliva d.d. GDR                                                                              20              303(B)
                                                                                                              -------

      Egypt -- 2.3%
      Arabian International Construction                                                          25              165(A)
      EFG-Hermes Holding, S.A.E. GDR                                                               8               95(A,B)
      Egyptian Company for Mobile Service (MobiNil)                                               30              676(A)
      International Food Egypt                                                                     5               59(A)
      Miraco International B.V.                                                                    2               38(A)
      Orascom Construction Industries (OCI)                                                       15              202(A)
      Orascom Projects & Touristic Development                                                    27              158(A)
      Oriental Weavers Company                                                                    14              293
                                                                                                              -------
                                                                                                                1,686
                                                                                                              -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
      Greece -- 2.4%
      Alpha Credit Bank                                                                           15          $   970
      Hellenic Telecommunications Organization SA (OTE)                                           38              804
                                                                                                              -------
                                                                                                                1,774
                                                                                                              -------

      Hong Kong -- 3.1%
      China National Aviation Company Limited                                                  2,000              381
      China Pharmaceutical Enterprise and Investment Corporation Limited                       4,249              860
      Guangdong Brewery Holdings Limited                                                       5,000              374(A)
      Gzi Transport Limited                                                                    1,500              329
      Legend Holdings Limited                                                                    400              384
                                                                                                              -------
                                                                                                                2,328
                                                                                                              -------

      Hungary -- 1.4%
      OTP Bank Rt.                                                                                13              538
      Synergon Information Systems GDR                                                            43              495(A,B)
                                                                                                              -------
                                                                                                                1,033
                                                                                                              -------

      India -- 4.2%
      Hindustan Lever Ltd.                                                                         9              494
      NIIT Limited                                                                                13              619(A)
      Satyam Computer Services Limited                                                            35            1,023
      Software Solution Integrated Limited                                                        53              530
      Videsh Sanchar Nigam Ltd. GDR                                                               40              421(B)
                                                                                                              -------
                                                                                                                3,087
                                                                                                              -------

      Indonesia -- 1.3%
      PT Bank Internasional Indonesia - Warrants                                                  54                1(A)
      PT Lippo Bank Tbk                                                                        3,461              187
      PT Lippo Bank Tbk - Rights                                                              12,460              207(A)
      PT Ramayana Lestari Sentosa Tbk                                                            764              541
                                                                                                              -------
                                                                                                                  936
                                                                                                              -------

      Israel -- 2.0%
      Bank Hapoalim                                                                              145              372
      Makhteshim-Agan Industries Ltd.                                                            149              333(A)
      NICE Systems Ltd. ADR                                                                       12              321(A)
      Orbotech Ltd.                                                                                9              459(A)
                                                                                                              -------
                                                                                                                1,485
                                                                                                              -------

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
      Malaysia(C) -- 4.7%
      Arab Malaysian Finance Berhad                                                              450          $   524
      Commerce Asset-Holding Berhad                                                              355              862
      Lingui Developments Berhad                                                                 470              486
      Malaysian Pacific Industries Berhad                                                        146              407
      Tanjong PLC                                                                                169              409
      Technology Resources Industry Berhad                                                     1,020              821
                                                                                                              -------
                                                                                                                3,509
                                                                                                              -------

      Mexico -- 12.2%
      Carso Global Telecom                                                                       106              671
      Cemex SA de CV                                                                             236            1,164
      Controladora Comercial Mexicana S.A. de C.V.                                               468              488(A)
      Corporation GEO, S.A. de C.V.                                                              102              433(A)
      Fomento Economico Mexicana, SA de C.V. ADR                                                  20              794
      Grupo Carso SA de CV                                                                       124              575
      Grupo Elektra, SA de CV                                                                    890              519
      Grupo Financiero Banamex Accival, SA de CV (Banacci)                                       235              598(A)
      Grupo Televisa S.A. ADR                                                                     20              896(A)
      Telefonos de Mexico SA                                                                     728            2,933
                                                                                                              -------
                                                                                                                9,071
                                                                                                              -------

      Namibia -- 1.0%
      Namibian Minerals Corporation                                                              204              712(A)
                                                                                                              -------

      Philippines -- 1.4%
      First Philippine Holdings Corporation                                                      400              452
      Manila Electric Company                                                                    158              568
                                                                                                              -------
                                                                                                                1,020
                                                                                                              -------

      Poland -- 1.8%
      Orbis S.A.                                                                                  38              327(A)
      Softbank S.A.                                                                               12              412
      Telekomunikacja Polska S.A.                                                                 81              570
                                                                                                              -------
                                                                                                                1,309
                                                                                                              -------

      Romania -- 0.4%
      Societe Generale Romania Fund                                                                5              273(A)
                                                                                                              -------

      Singapore --1.1%
      Total Access Communication Public Company Limited                                          250              800(A)
                                                                                                              -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
      South Africa -- 5.2%
      Anglo American plc                                                                          14          $   640
      Rembrandt Group Limited                                                                    161            1,339
      Sasol Limited                                                                              193            1,378
      Southern Africa Fund, Inc.                                                                  40              466(A)
                                                                                                              -------
                                                                                                                3,823
                                                                                                              -------

      South Korea --15.8%
      Hana Bank                                                                                   60              881
      Hyundai Motor Company Ltd.                                                                  30              711
      Korea Electric Power Corporation                                                            67            2,784
      Korea Electric Power Corporation ADR                                                        15              308
      Korea Telecom Corporation                                                                   10              663(A)
      Korea Telecom Corporation ADR                                                               16              607(A)
      LG Electronics Inc                                                                          30              829
      LG Information & Communication                                                              10              740
      LG Insurance Company LTD.                                                                    9              845
      Pohang Iron & Steel Company Ltd.                                                             3              315
      Samsung Electronics                                                                         14            1,514
      Samsung Fire & Marine Insurance                                                              1            1,029
      Ssangyong Oil Refining Company Ltd.                                                         20              518
                                                                                                              -------
                                                                                                               11,744
                                                                                                              -------
      Taiwan -- 4.3%
      Asustek Computer, Inc.                                                                      35              394
      Cathay Life Insurance Co., Ltd.                                                            150              539
      China Development Industrial Bank Inc.                                                     143              356(A)
      D-Link Corporation                                                                         300              720(A)
      Evergreen Marine Corporation                                                               100              125
      Far East Textile Ltd.                                                                      100              149(A)
      Taiwan Semiconductor Manufacturing Company                                                 118              449(A)
      Yuanta Securities Corporation                                                              250              453(A)
                                                                                                              -------
                                                                                                                3,185
                                                                                                              -------
      Thailand -- 0.9%
      Shin Corporations Public Company Limited                                                   152              707
                                                                                                              -------

      Turkey -- 4.0%
      Akbank T.A.S.                                                                           30,714              451
      Aksigorta A.S.                                                                          17,000              473
      Alfa Menkul Degerler A.S.                                                               22,000               82(A)
      Finansbank A.S.                                                                         99,001              340(A)

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
      Turkey -- Continued
      Vestel Electronick Sanayi ve Ticaret A.S.                                              $ 8,000          $   872(A)
      Yapi ve Kredi Bankasi A.S.                                                              54,104              782
                                                                                                              -------
                                                                                                                3,000
                                                                                                              -------
Ukraine -- 0.1%
      Societe Generale Ladenburg Thalmann Ukraine Fund Limited                                     3              115(A)
                                                                                                              -------
      United States -- 2.1%
      Global TeleSystems Group, Inc.                                                              19            1,531(A)
                                                                                                              -------
      Total Common Stocks and Equity Interests (Identified Cost-- $48,462)                                     62,474
      ---------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 9.1%

      Brazil -- 7.1%
      Banco do Estado Sao Paulo S.A. - Banespa                                                17,000              725(A)
      Banco Itau S.A.                                                                            490              252
      Companhia Energetica de Minas Gerais                                                    23,232              486
      Companhia Paranaense de Energia-Copel ADR                                                   84              704
      Companhia Vale do Rio Doce                                                                  27              524
      Eletropaulo Metropolitana - Eletricidade de Sao Paulo S.A.                               2,100               93
      Empresa Brasileira de Aeronautica S.A.                                                     255              438
      Gerdau S.A.                                                                             44,105              735
      Petroleo Brasileiro S.A.                                                                 8,200            1,274
      Tele Centro Oeste Celular Participacoes S.A. - Rights                                      560             N.M.
                                                                                                              -------
                                                                                                                5,231
                                                                                                              -------

      Thailand -- 2.0%
      Siam Commercial Bank Public Company Limited                                                660              940(A)
      Siam Commercial Bank Public Company Limited - Warrants                                     860              554(A)
                                                                                                              -------
                                                                                                                1,494
                                                                                                              -------
      Total Preferred Shares (Identified Cost-- $5,566)                                                         6,725
      ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.1%
      Goldman, Sachs & Company
        5%, dated 6/30/99, to be repurchased at $3,763
        on 7/1/99 (Collateral: $4,162 Fannie Mae
        mortgage-backed securities, 6%, due 2/1/29, value $3,906)
       (Identified Cost-- $3,762)                                                              3,762            3,762
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 98.5% (Identified Cost -- $57,791)                                                  72,961
      Other assets less liabilities -- (1.5)%                                                                   1,099
                                                                                                              -------
      NET ASSETS -- 100.0%                                                                                    $74,060
                                                                                                              =======

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                                                            Shares/Par         Value
      ---------------------------------------------------------------------------------------------------------------------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to
         7,109 shares outstanding                                                           $ 82,324
      Accumulated net operating loss                                                            (106)
      Accumulated net realized loss on investments and foreign currency transactions         (23,306)
      Unrealized appreciation of investments and foreign currency transactions                15,148
                                                                                            --------
      NET ASSETS -- 100.0%                                                                                    $74,060
                                                                                                              =======
      NET ASSET VALUE PER SHARE                                                                                $10.42
                                                                                                               ======
      ---------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.
      (B) Rule 144a security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.8% of net assets.
      (C)As of February 15, 1999, the repatriation of proceeds held since August 31, 1998, from the sale of Malaysian securities cannot be accomplished without a levy until at least September 1, 1999. The Fund's Malaysian securities are therefore considered illiquid and are being fair valued following procedures approved by the Board of Directors.
      ADR - American Depository Receipt.
      GDR - Global Depository Receipt.
      GDS - Global Depository Shares.
      N.M. - Not meaningful.

      See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                                       Six Months Ended 6/30/99
                                                                              ------------------------------------------
                                                                                Global       International     Emerging
                                                                              Government        Equity          Markets
                                                                                 Trust           Trust           Trust
      ------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                $  3,240        $    175         $    14
      Dividends                                                                     --           3,996             552
          Less: Foreign tax withheld                                                --            (483)            (35)
                                                                              --------        --------         -------
          Total income                                                           3,240           3,688             531
                                                                              --------        --------         -------

Expenses:
      Management fee                                                               413             948             250
      Distribution and service fees                                                413           1,263             250
      Transfer agent and shareholder servicing expense                              38             146              41
      Audit and legal fees                                                          26              33              25
      Custodian fee                                                                111             272             125
      Directors' fees                                                                3               5               3
      Organization expense                                                          --               7               7
      Registration fees                                                              7              11              13
      Reports to shareholders                                                       15              17               8
      Other expenses                                                                 4               5              24
                                                                              --------        --------         -------
                                                                                 1,030           2,707             746
          Less fees waived                                                          --              --            (122)
                                                                              --------        --------         -------
          Total expenses, net of waivers                                         1,030           2,707             624
                                                                              --------        --------         -------
      Net Investment Income                                                      2,210             981             (93)
                                                                              --------        --------         -------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments, options and futures                                        (511)         28,728            (695)
          Foreign currency transactions                                         (4,410)            (28)           (194)
                                                                              --------        --------         -------
                                                                                (4,921)         28,700            (889)
                                                                              --------        --------         -------

      Change in unrealized appreciation (depreciation) of:
          Investments, options and futures                                      (7,246)        (26,693)         22,482
          Assets and liabilities denominated in foreign currencies                 (18)             57             (16)
                                                                              --------        --------         -------
                                                                                (7,264)        (26,636)         22,466
      ------------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized Gain (Loss) on Investments                   (12,185)          2,064          21,577
      ------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                          $ (9,975)       $  3,045         $21,484
      ------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                          Global                International             Emerging
                                                        Government                 Equity                  Markets
                                                           Trust                    Trust                   Trust
                                                 ----------------------   ----------------------   ----------------------
                                                 Six Months      Year     Six Months      Year     Six Months     Year
                                                    Ended        Ended       Ended        Ended       Ended       Ended
                                                   6/30/99     12/31/98     6/30/99     12/31/98     6/30/99    12/31/98
      -------------------------------------------------------------------------------------------------------------------
                                                 (Unaudited)              (Unaudited)              (Unaudited)
Change in Net Assets:

      Net investment income (loss)                $  2,210     $  5,616    $    981     $    144    $   (93)    $     51
      Net realized gain (loss) on
        investments, options, futures
        and foreign currency transactions           (4,921)       4,201      28,700       (9,181)      (889)     (20,750)
      Change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities denominated
        in foreign currencies                       (7,264)       3,200     (26,636)      25,859     22,466          293
      -------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                             (9,975)      13,017       3,045       16,822     21,484      (20,406)
      Distributions to shareholders:
        From net investment income:
          Primary Class                             (1,832)      (5,948)       (992)      (2,768)        --           --
          Navigator Class                              N/A          N/A          (1)          (1)       N/A          N/A
        From net realized gain on investments:
          Primary Class                               (881)        (744)         --           --         --           --
          Navigator Class                              N/A          N/A          --           --        N/A          N/A
      Change in net assets from Fund share
        transactions:
          Primary Class                             (9,245)     (22,252)     (6,874)      16,808     10,235       (2,555)
          Navigator Class                              N/A          N/A          --           50        N/A          N/A
      -------------------------------------------------------------------------------------------------------------------
      Change in net assets                         (21,933)     (15,927)     (4,822)      30,911     31,719      (22,961)

Net Assets:
      Beginning of period                          120,805      136,732     258,566      227,655     42,341       65,302
      -------------------------------------------------------------------------------------------------------------------
      End of period                               $ 98,872     $120,805    $253,744     $258,566    $74,060     $ 42,341
      -------------------------------------------------------------------------------------------------------------------
      Under/(over) distributed
        net investment income                     $ (1,640)    $ (2,018)   $ (4,582)    $ (4,570)   $  (106)    $    (13)
      -------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

      Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                           Distributions
                                       ------------------------------------------   ---------------------------------------
                                                    Net Realized and
                                                    Unrealized Gain
                                                    (Loss) on Invest-                                            From
                           Net Asset       Net       ments, Options,      Total        From      In Excess        Net
                             Value,    Investment        Futures        and From        Net        of Net      Realized
                           Beginning     Income     Foreign Currency   Investment   Investment   Investment     Gain on
                           of Period     (Loss)       Transactions     Operations     Income       Income     Investments
       --------------------------------------------------------------------------------------------------------------------
Global Government Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*        $10.14      $ .18           $(1.04)          $ (.86)    $ (.16)        $  --        $(.08)
       Years Ended Dec. 31,
       1998                    9.60        .37              .70             1.07       (.47)           --         (.06)
       1997                   10.41        .54             (.71)            (.17)      (.48)         (.05)        (.11)
       1996                   10.33        .59              .21              .80       (.62)           --         (.10)
       1995                    9.54        .63             1.32             1.95      (1.16)           --           --
       1994                   10.27        .57(A)          (.71)            (.14)      (.59)           --           --

International Equity Trust
       --Primary Class
       Six Months Ended
       June 30, 1999*        $12.64      $ .04           $  .11           $  .15     $ (.05)        $  --        $  --
Years Ended Dec. 31,
       1998                   11.78        .01              .99             1.00       (.14)           --           --
       1997                   12.09        .02              .19              .21       (.08)           --         (.44)
       1996                   10.70        .02(B)          1.74             1.76       (.05)           --         (.32)
       1995(D)                10.00        .04(B)           .77              .81       (.04)           --           --

Emerging Markets Trust
       --Primary Class
       Six Months Ended
       June 30, 1999*        $ 6.96      $(.01)(C)       $ 3.47           $ 3.46     $   --         $  --        $  --
Years Ended Dec. 31,
       1998                    9.85        .01(C)         (2.90)           (2.89)        --            --           --
       1997                   10.51       (.02)(C)         (.63)            (.65)      (.01)           --           --
       1996(E)                10.00       (.03)(C)          .57              .54       (.03)           --           --
       --------------------------------------------------------------------------------------------------------------------

                                    Distributions                                           Ratios/Supplemental Data
                             ---------------------------             ---------------------------------------------------------------
                             In Excess                                                           Net
                           Ne  of Net                     Net Asset                          Investment                 Net Assets,
                              Realized                      Value,              Expenses    Income (Loss)  Portfolio      End of
                           Be  Gain on         Total        End of   Total     to Average    to Average    Turnover       Period
                           ofInvestments   Distributions    Period   Return    Net Assets    Net Assets      Rate     (in thousands)
       -----------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*           $  --        $ (.24)       $ 9.04   (8.65)%(F)   1.87%(G)     4.01%(G)      314%(G)      $ 98,872
       Years Ended Dec. 31,
       1998                        --          (.53)        10.14   11.50%       1.87%        4.51%         288%          120,805
       1997                        --          (.64)         9.60   (1.69)%      1.86%        5.39%         241%          136,732
       1996                        --          (.72)        10.41    8.22%       1.86%        5.80%         172%          161,549
       1995                        --         (1.16)        10.33   20.80%       1.81%        5.72%         169%          153,954
       1994                        --          (.59)         9.54   (1.40)%      1.34%(A)     5.71%(A)      127%          145,415

International Equity Trust
       --Primary Class
       Six Months Ended
       June 30, 1999*           $  --        $ (.05)       $12.74    1.19%(F)    2.14%(G)      .78%(G)      138%(G)      $253,699
Years Ended Dec. 31,
       1998                        --           (.14)       12.64    8.49%       2.14%         .06%          72%          258,521
       1997                        --           (.52)       11.78    1.76%       2.17%         .17%          59%          227,655
       1996                        --           (.37)       12.09   16.49%       2.25%(B)      .21%(B)       83%          167,926
       1995(D)                   (.07)          (.11)       10.70    8.11%(F)    2.25%(B,G)    .52%(B,G)     58%(G)        65,947

Emerging Markets Trust
       --Primary Class
       Six Months Ended
       June 30, 1999*           $  --         $   --       $10.42   49.57%(F)    2.50%(C,G)   (.38)%(C,G)   165%(G)      $ 74,060
Years Ended Dec. 31,
       1998                        --             --         6.96  (29.34)%      2.50%(C)      .09%(C)       76%           42,341
       1997                        --           (.01)        9.85   (6.18)%      2.50%(C)     (.76)%(C)      63%           65,302
       1996(E)                     --           (.03)       10.51    5.40%(F)    2.50%(C,G)   (.68)%(C,G)    46%(G)        21,206
       -----------------------------------------------------------------------------------------------------------------------------

      (A) Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3% until
          May 31, 1994; 1.5% until June 30, 1994; 1.7% until July 31, 1994; and
          1.9% indefinitely. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.
      (B) Netof fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1996, 2.32%; and 1995, 2.91%.
      (C) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 1999, 2.99%; 1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.
      (D) For the period February 17, 1995 (commencement of operations) to December 31, 1995.
      (E) For the period May 28, 1996 (commencement of operations) to December 31, 1996.
      (F) Not annualized.
      (G) Annualized.
       *  Unaudited.

      See notes to financial statements.

      Notes to Financial Statements
      Legg Mason Global Trust, Inc.
      (Amounts in Thousands) (Unaudited)

      --------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity and Emerging Markets are diversified; Global Government is non-diversified.
           Each Fund consists of two classes of shares: Primary Class, offered since April 15, 1993, for Global Government; since February 17, 1995, for International Equity; and since May 28, 1996, for Emerging Markets; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity. The Navigator Class of Global Government and Emerging Markets has not commenced operations. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
           Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Foreign Currency Translation
           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
           (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Government, and annually for International Equity and Emerging Markets. Net capital gain distributions, which are calculated at the

      --------------------------------------------------------------------------
      composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 1999, there were no dividends payable for Global Government, International Equity or Emerging Markets. There also were no capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                     Receivable for          Payable for
                                     Securities Sold    Securities Purchased
      ----------------------------------------------------------------------
      Global Government                  $  113               $13,721
      International Equity                8,354                 3,154
      Emerging Markets                      502                   390

      Deferred Organizational Expense
           Deferred organizational expenses of $71 for International Equity and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA") has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Use of Estimates
           Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2. Investment Transactions:

           For the six months ended June 30, 1999, investment transactions (excluding short-term investments) were as follows:

                                                   Purchases                                 Proceeds From Sales
                                  ---------------------------------------         -------------------------------------
                                  U.S. Gov't. Securities           Other          U.S. Gov't. Securities         Other
      -----------------------------------------------------------------------------------------------------------------
      Global Government                  $33,590                 $124,110                  $33,036             $136,657
      International Equity                    --                  166,840                       --              177,283
      Emerging Markets                        --                   40,125                       --               35,893

      Legg Mason Global Trust, Inc.

      --------------------------------------------------------------------------
           At June 30, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                            Net
                                                                                        Appreciation/
                                        Cost         Appreciation     Depreciation      (Depreciation)
      ------------------------------------------------------------------------------------------------
      Global Government               $110,192           $ 479         $ (6,116)          $ (5,637)
      International Equity             236,016          24,317          (13,136)            11,181
      Emerging Markets                  57,791          17,306           (2,136)            15,170

           Unused capital loss carryforwards for federal income tax purposes at June 30, 1999, were as follows: International Equity, $14,099 which expire in December 2006; Emerging Markets Trust, $11 which expire in December 2004, $606 which expire in December 2005 and $20,951 which expire in December 2006. Global Government had no capital loss carryforwards.

3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

           As part of its investment program, Global Government may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written
      (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
           When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

      Purchased option:                    Impact on the Fund:
      The option expires                   Realize a loss in the amount of the cost of the option.
      --------------------------------------------------------------------------------------------------------------------------
      The option is closed through a       Realize a gain or loss depending on whether the proceeds from the closing sale
      closing sale transaction             transaction are greater or less than the cost of the option.
      --------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a call option     The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

      --------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a put option      Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
      --------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------------
      Written option:                      Impact on the Fund:
      The option expires                   Realize a gain equal to the amount of the premium received.
      --------------------------------------------------------------------------------------------------------------------------
      The option is closed through a       Realize a gain or loss without regard to any unrealized gain or loss on the
      closing purchase transaction         underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
      --------------------------------------------------------------------------------------------------------------------------
      A written call option is exercised   Realize a gain or loss from the sale of the underlying security. The proceeds of that
      by the option purchaser              sale will be increased by the premium originally received when the option was written.
      --------------------------------------------------------------------------------------------------------------------------
      A written put option is exercised    The amount of the premium originally received will reduce the cost of the security
      by the option purchaser              that the Fund purchased when the option was exercised.
      --------------------------------------------------------------------------------------------------------------------------

           There were no options written during the six months ended June 30, 1999.
           Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
           The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           There were no open futures contracts at June 30, 1999, for International Equity and Emerging Markets.

5. Financial Instruments:

      Emerging Market Securities
           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Legg Mason Global Trust, Inc.

      --------------------------------------------------------------------------
      Forward Currency Exchange Contracts
           As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.
           At June 30, 1999, open forward currency exchange contracts were as follows:

      Global Government:

                                           Contract to
      Settlement        --------------------------------------------------         Unrealized
        Date                   Receive                       Deliver               Gain/(Loss)
      -----------------------------------------------------------------------------------------
      07/02/99          EUR           2,738           USD            2,828           $  (1)
      07/02/99          GBP           1,626           USD            2,561               3
      07/22/99          USD           4,551           AUD            6,795              58
      07/22/99          AUD           3,982           USD            2,600              33
      07/22/99          USD           2,194           CAD            3,242              (9)
      07/22/99          CAD           8,032           USD            5,489             (33)
      07/22/99          USD           6,700           DKK           46,323             268
      07/22/99          DKK          27,184           USD            3,847             (73)
      07/22/99          USD          13,750           EUR           13,065             260
      07/22/99          EUR          12,828           USD           13,801            (555)
      07/22/99          USD          10,543           GBP            6,596             145
      07/22/99          GBP           4,969           USD            7,935            (101)
      07/22/99          USD           5,758           GRD        1,779,806             129
      07/22/99          GRD       1,992,702           USD            6,323             (20)
      07/22/99          USD          12,300           JPY        1,482,189               8
      07/22/99          JPY       4,170,447           USD           34,963            (376)
      07/22/99          USD           2,650           NZD            4,998               3
      07/22/99          USD           5,968           SEK           49,890              83
      07/22/99          ZAR           4,415           USD              700              28
      08/19/99          USD           2,838           EUR            2,738              11
      08/19/99          EUR          11,591           USD           12,032             (39)
      08/19/99          USD             632           GBP              398               5
      08/19/99          USD           2,200           ZAR           14,034            (101)
                                                                                     -----
                                                                                     $(274)
                                                                                     =====

      --------------------------------------------------------------------------
      International Equity:


                                            Contract to
      Settlement        --------------------------------------------------         Unrealized
        Date                   Receive                       Deliver               Gain/(Loss)
      -----------------------------------------------------------------------------------------
      7/26/99           USD           5,057           EUR            4,766           $ 134
      7/26/99           USD           2,488           EUR            2,411              (3)
      7/27/99           USD           2,532           EUR            2,380              74
      7/27/99           EUR           2,380           USD            2,576            (117)
      7/27/99           USD           2,601           JPY          311,208              18
      7/28/99           USD           1,781           JPY          218,716             (34)
      7/28/99           USD             742           JPY           91,124             (14)
                                                                                     -----
                                                                                     $  58
                                                                                     =====

      Euro Conversion
           On January 1, 1999, the Euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into Euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in Euro. The redenomination into Euro has not had and is not expected to have a material impact on the Funds' operations.

6. Transactions With Affiliates:

           Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                       Six Months Ended
                                                                                         June 30, 1999      At June 30, 1999
                                                                                       -------------------------------------
                                                                                          Management           Management
                                      Management     Expense     Expense Limitation          Fees                 Fees
      Fund                                Fee      Limitation      Expiration Date          Waived               Payable
      ----------------------------------------------------------------------------------------------------------------------
      Global Government                 0.75%         1.90%           Indefinite             $ --                 $  62
      International Equity
        --Primary                       0.75%         2.25%           Indefinite             $ --                 $ 157
        --Navigator                     0.75%         1.25%           Indefinite             $ --                  N.M.
      Emerging Markets                  1.00%         2.50%           May 1, 2000            $122                 $  27

      --------------
      N.M. -- Not meaningful.

      Legg Mason Global Trust, Inc.

      --------------------------------------------------------------------------
           Western Asset Management Company ("Adviser") serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Government.
           Western Asset Global Management, Ltd. ("WAGM") serves as investment sub-adviser to Global Government. The Adviser (not the Fund) pays WAGMa fee at an annual rate equal to 26 2/3% of the fee received by the Adviser from LMFA. LMFA pays WAGM a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Government.
           Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, calculated daily and payable monthly as follows:
                                                            At June 30, 1999
                                                        ------------------------
                             Distribution    Service    Distribution and Service
                                  Fee          Fee            Fees Payable
      --------------------------------------------------------------------------
      Global Government          .50%         .25%               $ 62
      International Equity       .75          .25                 209
      Emerging Markets           .75          .25                  55

           Legg Mason also has an agreement with the Funds' transfer agent to assist with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 1999: Global Government, $12; International Equity, $39 and Emerging Markets, $14.
           LMFA, Batterymarch, the Adviser, WAGM and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1999, the Funds had no borrowings under the line of credit.

      --------------------------------------------------------------------------
8. Fund Share Transactions:

           At June 30, 1999, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions       Repurchased            Net Change
                                          ------------------   ----------------    ------------------     ------------------
                                          Shares      Amount    Shares   Amount    Shares      Amount     Shares      Amount
      ----------------------------------------------------------------------------------------------------------------------
      Global Government
      --Primary Class
        Six Months Ended June 30, 1999      738      $ 7,167      264    $2,485    (1,974)   $(18,897)      (972)  $ (9,245)
        Year Ended Dec. 31, 1998          2,308       22,709      615     6,032    (5,251)    (50,993)    (2,328)   (22,252)

      International Equity
      --Primary Class
        Six Months Ended June 30, 1999    2,032       25,837       77       972    (2,655)    (33,683)      (546)    (6,874)
        Year Ended Dec. 31, 1998          5,900       77,550      221     2,717    (4,995)    (63,459)     1,126     16,808
      --Navigator Class
        Six Months Ended June 30, 1999       --           --       --        --        --          --         --         --
        May 5, 1998(A) to Dec. 31, 1998       4           50       --        --        --          --          4         50

      Emerging Markets
      --Primary Class
        Six Months Ended June 30, 1999    1,859       16,640       --        --      (836)     (6,405)     1,023     10,235
        Year Ended Dec. 31, 1998          1,965       16,510       --        --    (2,505)    (19,065)      (540)    (2,555)

      --------------
      (A)Commencement of sale of Navigator Class shares.

Investment Advisers
      For Global Government:
      Western Asset Management Company
      Pasadena, CA

      For International Equity and                      Semi-Annual Report
      Emerging Markets:                                    June 30, 1999
      Batterymarch Financial Management, Inc.
      Boston, MA                                            Legg Mason
                                                              Global
Investment Manager                                          Trust, Inc.
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD
                                                      Global Government Trust
Board of Directors
      John F. Curley, Jr., Chairman                 International Equity Trust
      Edward A. Taber, III, President
      Richard G. Gilmore                              Emerging Markets Trust
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers                                       Primary Shares

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services                       [LOGO HERE]
      Boston, MA
                                                        HOW TO INVEST(SM)
Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP Washington, D.C.

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.


               Legg Mason Wood Walker, Incorporated
              ---------------------------------------
                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 o 539 o 0000

LMF-042